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                                                                    EXHIBIT 10.8


                   ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST


         THIS ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST ("Assignment") is made effective the 11th day of June, 1997 from CRESCENT OPERATING, INC. ("Assignor"), a Delaware corporation, to DBL HOLDINGS, INC., a Texas corporation ("Assignee") whose address is 777 Main Street, Suite 2700, Fort Worth, Texas 76102, Attn: Gerald Haddock.

         For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Assignor, Assignor and Assignee hereby agree as follows:

         1. Transfer and Assignment. Assignor hereby transfers, grants, bargains, sells, conveys, and assigns to Assignee all of Assignor's interest (the "Interests") in the limited partnership (the "Partnership") which has been formed and is existing pursuant to the agreement(s) set forth in Exhibit "A", together with all of Assignor's rights and interest, as a limited partner or otherwise, which exist pursuant to each other agreement listed in Exhibit "A" or which are otherwise related to the Interests transferred hereby, TO HAVE AND TO HOLD the Interests unto Assignee and its successors and assigns forever. Assignor and Assignee agree that this Assignment includes all rights and interests that may be allocable to the Interests including all of Assignor's proportionate right, title and interest in and to the business, properties and assets of the Partnership and to the capital, distributions, profits and losses of the Partnership or its successors, allocable or attributable to the Interests, as a limited partner in the Partnership or as an assignee of Assignor's Interests pursuant hereto. Assignee hereby assumes all of Assignor's obligations accruing under the agreements set forth in Exhibit "A" or otherwise required by law of a partner owning the Interests.

         2. Warranty. Assignor represents and warrants that title to the Interests is free and clear of all liens, encumbrances, security interests, restrictions, limitations or other claims of any kind whatsoever arising by, through or under Assignor and/or Dallas Mavericks, Inc, a Texas corporation ("DMI", Assignor's immediate predecessor in interest with regard to the Interests), but not otherwise, and Assignor shall warrant and defend the title of Assignee and its successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof, by through or under Assignor and/or DMI, but not otherwise; provided, however, that the warranty contained herein with regard to the ownership by through or under DMI is limited to the recourse available to Assignor as to DMI under and pursuant to that certain "Assignment of Limited Partnership Interest" from DMI to Assignor dated to be effective April 21, 1997 (the "Prior Assignment").

         3. Limitations on Warranties. Any and all warranties made by DMI to Assignor, if any, pursuant to the Prior Assignment are hereby made and given to Assignee; provided, however, any representations and warranties are expressly limited to the warranties contained in paragraph 2, above and such warranties and no others.

                                                                    DBL Limited

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         4.      Miscellaneous.

                 (a) Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferable, right of full substitution and subrogation and the benefit of and the right to enforce the covenants and warranties, if any, which Assignor is entitled to enforce with respect to the Interests.

                 (b) The reference herein to all liens, encumbrances, security interests, restrictions, limitations and other claims are for the purpose of defining the nature and extent of Assignor's warranty and shall not be deemed to ratify or create any rights in third parties.

                 (c) Each party hereto agrees to execute, acknowledge and deliver any and all further instruments and take or perform such other acts as may be necessary or expedient to fully implement and further the purposes of this Assignment and the transactions contemplated hereby and to assure to Assignee or its successors or assigns, all the properties, rights, titles, interests, estates, remedies, powers and privileges by this instrument granted, bargained, sold and conveyed, or otherwise vested in Assignee or intended so to be.

                 (d) This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one assignment.

                 (e) This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

                 (f) This Assignment shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Texas.


                            [SIGNATURE PAGE FOLLOWS]





                                       2                             DBL Limited
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         EXECUTED this 11th day of June, 1997, to be effective as of June 11th,
1997.


                                  ASSIGNOR:

                                  CRESCENT OPERATING, INC.,
                                  a Delaware corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------



                                  ASSIGNEE:

                                  DBL HOLDINGS, INC.,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------





                                        3                            DBL Limited
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                                   EXHIBIT A

                      DBL PARTNERSHIP INTERESTS/AGREEMENTS

         The limited partnership interest in Dallas Basketball Limited, a Texas limited partnership ("DBL Limited") (the same being a 12.38% limited partnership interest) and any and all rights and/or obligations related thereto owned or owing by Crescent Operating, Inc. ("Assignor"), a Delaware corporation, and described in the following documents, among others:

1. Third Amended and Restated Agreement of Limited Partnership of Dallas Basketball Limited dated July 1, 1996, among Hillwood DBL, Ltd., a Texas limited partnership; Hillwood DBL Partners, Inc., a Delaware corporation ("Hillwood"), as withdrawing general partner; Hillwood Basketball Partners, Ltd., a Texas limited partnership ("HWLP"); Dallas Mavericks, Inc., a Texas corporation ("DMI"); Donald J. Carter ("Carter"); Hal Browning ("Browning"); James L. Embrey ("Embrey"); and H.T. Ardinger & Son Company ("Ardinger").(1)

2. Registration Rights Agreement dated June 28, 1996, among DBL Limited, DMI, Carter, Browning, Embrey and Ardinger;

3. Amended and Restated Right of First Refusal Agreement dated July 1, 1996, among DMI, DBL Limited, Hillwood and HWLP, as amended by that certain First Amendment to Amended and Restated Right of First Refusal Agreement dated effective as of May 9, 1997, among Hillwood, HWLP, DBL Limited, Assignor and Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership ("Crescent"); provided, however, that the rights pursuant to Paragraph 3 of such agreement are not transferred and assigned hereby;

4. Voting Agreement dated effective as of April 21, 1997, among Donald J. Carter, Assignor and Crescent;

5. Agreement and Undertaking dated May 9, 1997, among Crescent, Assignor, DBL and Hillwood;

6.       Consent Agreement dated May 1, 1997, among DMI, Crescent and Hillwood;

7. Agreement and Undertaking among DBL Limited, Crescent, Assignor, DMI, Carter-Crowley Properties, Inc., Donald J. Carter, the National Basketball Association and certain related parties dated May 9, 1997; and

8.       Letter Agreement dated May 9, 1997 between Assignor and DBL;

         provided, however, that nothing contained herein shall be construed as granting any interest in or to any rights pursuant to that certain Amended and Restated Linda Carter Agreement Regarding Arena Suite dated July 1, 1996, among DMI, Hillwood and HWLP.




---------------
    (1) DMI transferred and assigned a 4.10% interest in DBL Limited to Joseph
L. Williams and Gretchen M. Williams pursuant to that certain Assignment of Partnership Interest and Related Rights dated as of October 28, 1996 (and assigned seats 50 through 55 in the VIP section to such persons).

                                        4                            DBL Limited